Discontinued Operations	9 Months Ended
Sep. 30, 2025
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]

3. Discontinued Operations

Pursuant to a stock purchase agreement (the “SPA”) and a Termination Agreement (the “Termination Agreement”), both dated January 23, 2025, and entered into between the Company and a purchaser (the “Purchaser”), the Company and the Purchaser completed the sale of its wholly owned subsidiary Ryvyl EU, effective June 1, 2025, which comprised substantially all of the business previously reported under the Company’s International reporting segment. Domiciled in Sofia, Bulgaria, Ryvyl EU is a European Union regulated electronic money institution that provides complete payment solutions by offering acquiring, issuing, banking services across Europe. Pursuant to the terms of the SPA and Termination Agreement, the Company received total consideration of $16.5 million, comprised of $15.0 million of short-term secured debt and a related $1.5 million of accrued interest (or termination fee), which was forgiven by the Purchaser in exchange for the acquisition of Ryvyl EU. The net assets of Ryvyl EU immediately prior to the closing of the sale were approximately $23.0 million and the Company recognized a loss on sale of approximately $6.5 million during the quarter ended June 30, 2025.

In accordance with ASC 205-20, Presentation of Financial Statements - Discontinued Operations, since the sale of Ryvyl EU met the held-for-sale criteria as of the second quarter of 2025 and the sale transaction was completed within the same quarter, historical assets and liabilities of Ryvyl EU have not been segregated and reported as discontinued operations in the condensed consolidated balance sheets for all historical periods presented. Pursuant to the same guidance, the income statement activity of Ryvyl EU has been segregated and reported as discontinued operations for all periods presented in the condensed consolidated income statements for all historical periods presented. Additionally, cash flows related to discontinued operations have not been segregated and are included in the unaudited condensed consolidated statement of cash flows for all periods presented.

The results of operations from discontinued operations for the three and nine months ended September 30, 2025 and 2024, consist of the following (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024

Revenue	$-	$9,774	$21,033	$25,802
Cost of revenue	-	(5,984)	(12,031)	(15,511)
Advertising and marketing	-	(12)	(45)	(13)
General and administrative	-	(1,544)	(744)	(2,466)
Payroll and payroll taxes	-	(959)	(1,830)	(2,305)
Professional fees	-	(5)	(51)	(5)
Depreciation and amortization	-	(85)	(96)	(322)
Other (expense) income, net	-	59	(634)	497
Income from discontinued operations	-	1,244	5,602	5,677
Loss on sale of discontinued operations	-	-	(6,497)	-
Income from discontinued operations before income taxes	-	1,244	(895)	5,677
Provision for income taxes	-	(136)	577	(598)
(Loss) income from discontinued operations, net of tax	$-	$1,108	$(1,472)	$5,079

Selected financial information related to cash flows from discontinued operations for the nine months ended September 30, 2025 and 2024 is as follows (in thousands):

	Nine Months Ended September 30,
	2025	2024

Depreciation of property and equipment	$5	$227
Amortization of intangible assets	$91	$95
Purchases of property and equipment	$76	$-